CJL/02-16-99                              PIDA #8259

                       MORTGAGE SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT, made this day of February, 1999, by and among NORTHAMPTON COUNTY NEW JOBS CORP. (the "Borrower"), FIRST UNION NATIONAL BANK (the "Bank"), and PIERCING PAGODA, INC. (the "Industrial Occupant") and THE PENNSYLVANIA INDUSTRIAL DEVELOPMENT AUTHORITY ("PIDA").

                                  WITNESSETH

      WHEREAS, the Borrower is the owner of a certain tract of land situate in Northampton County, as more particularly described on Exhibit A attached hereto and made a part hereof (the "Premises") upon which the Borrower proposes to establish an Industrial Development Project (the "Project") as defined in The Pennsylvania Industrial Development Authority Act, as amended; and
      WHEREAS, the Premises are subject to a Mortgage from the Industrial Occupant to the Bank, dated April 29, 1998, and recorded in the Office of the Recorder of Deeds for Northampton County in Mortgage Book Volume
                       ,         page         (the         "Bank         First
Mortgage"),  which mortgage is a lien upon the Premises;  and WHEREAS,  the Bank
      Mortgage was given as security for a note in the original principal amount of Two Million Six Hundred Ninteen Thousand Nine Hundred Fifty Four Dollars and Twenty Five Cents ($2,619,954.25), dated from the Industrial Occupant to the Bank (the "Bank Note"); and
      WHEREAS, the Borrower has applied to PIDA for a loan in the principal amount of One Million Dollars $1,000,000 (the "PIDA Loan") to be used exclusively to defray a portion of the cost of establishing the Project; and
      WHEREAS, the PIDA Loan, together with interest thereon, is evidenced by a note from the Borrower to PIDA, dated of even date herewith (the "PIDA Note"); and
      WHEREAS, the PIDA Note is to be secured by a mortgage dated of even date herewith from the Borrower to PIDA, which shall constitute a second lien on the Premises (the "Project Mortgage").
      WHEREAS, PIDA has conditioned the grant of the PIDA Loan upon the subordination of that portion of the Bank Mortgage that exceeds $1,980,000 (the difference between $2,619,954.25 and $1,980,000) (the "Bank Third Mortgage") which Bank Third Mortgage shall be in the original principal amount of $639,954.25, in the manner herein set forth.
      NOW, THEREFORE, to induce PIDA to make the PIDA Loan and in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1. The lien of the Bank Mortgage to the extent that it exceeds $1,980,000 is hereby subordinated and postponed as to lien, right to insurance and condemnation proceeds and right to possession to the lien of the Bank First Mortgage and the Project Mortgage. The Bank agrees for itself, its successors and assigns that PIDA, its successors and assigns shall have the rights, benefits and priorities to which it would have been entitled had the Project Mortgage been executed, delivered and recorded prior to the Bank Third Mortgage.
      2. The Bank agrees that without notice to the Bank PIDA may (a) compromise or release the liability of any party or parties liable for or upon the obligations secured by the Project Mortgage from time to time in whole or in part, or (b) exchange or release any collateral for payment of the PIDA Note, all without affecting the priorities set forth herein.
      3. Bank agrees that all payments made by the Industrial Occupant to reduce the principal balance of the Bank Note shall be applied to reduce the principal balance of the Bank First Mortgage and, at the Bank's sole discretion, to reduce the principal balance of the Bank Third Mortgage.
      4. From time to time, the parties hereto will execute and deliver such additional documents as may reasonably be required to carry out the terms of this Agreement.
      5. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.
      6. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
      7. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without regard to the principles of conflicts of laws.

      IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this instrument to be executed and their respective seals set hereto the day and year first above written.

ATTEST:                                   NORTHAMPTON COUNTY NEW JOBS CORP.


By
Secretary                                      President

(CORPORATE SEAL)

ATTEST:                                   CORESTATES BANK, N.A.


By
Title:                                               Title:
(CORPORATE SEAL)

ATTEST:                                   THE PENNSYLVANIA INDUSTRIAL
                                          DEVELOPMENT AUTHORITY

By
Assistant Secretary                                  Administrator
(CORPORATE SEAL)

                                  EXHIBIT "A"

                                 THE PREMISES

COMMONWEALTH OF PENNSYLVANIA        :
                                    :     SS
COUNTY OFNORTHAMPTON                :


      ON THIS, the day of February, 1999, before me, the undersigned officer, personally appeared Robert J. Bergren, who acknowledged himself to be the President of Northampton County New Jobs Corp., a nonprofit corporation organized and existing under the laws of the Commonwealth of Pennsylvania, and that he as such officer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                                Notary Public


                                                My Commission Expires:












COMMONWEALTH OF PENNSYLVANIA        :
                                    :     SS
COUNTY OF NORTHAMPTON               :


      ON     THIS,     the    day    of     February,     1999    ,     before
me,       the       undersigned       officer,       personally       appeared
                        , who acknowledged himself to be
the of First Union National Bank, a Bank, and that he as such officer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by himself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                                Notary Public


                                                My Commission Expires:

COMMONWEALTH OF PENNSYLVANIA        :
                                    :     SS
COUNTY OF DAUPHIN                   :


      ON THIS, the day of February, 1999, before me, the undersigned officer, personally appeared Marguerite Harris, who acknowledged herself to be the Administrator of The Pennsylvania Industrial Development Authority, a corporation, and that she as such officer being authorized to do so, executed the foregoing instrument for the purpose therein contained by signing the name of the corporation by herself as such officer.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                                Notary Public


                                                My Commission Expires:










                       Certificate of Residence of PIDA


      I hereby certify that the precise residence and complete post office address of The Pennsylvania Industrial Development Authority is: Room 480, Forum Building, c/o Department of Community and Economic Development, Harrisburg, Pennsylvania 17120.




                                          Claude  J.   Lewis,   Deputy   Chief
Counsel
                                          Attorney for PIDA




RECORDED in the Office for Recording of Deeds, in and for the County of Northampton, Mortgage Book Volume , Page .




                                          (Title)